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                                  EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


RE:  D-Vision Systems, Inc. and Subsidiary
     Form 8-K


     As independent public accountants, we hereby consent to the use of our reports (and all references to our Firm) included in or made a part of this Form 8-K.



                                                  /s/ Arthur Andersen LLP
                                                  -------------------------


Chicago, Illinois
September 25, 1997